                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      March 9, 1999


                                  Nu Energy Inc.
               (Exact name of Registrant as specified in charter)



           Indiana                   0-23947                    35-2035070
 (State or other jurisdiction      (Commission              (I.R.S. Employer
       of incorporation)           File Number)             Identification No.)


     9 Sandpiper Court, Fairview, Queensland, Australia	           4870
    (Address of principal executive offices)                    (Zip code)



Registrant's telephone number, including area code      61-7-40-331-277


                          MAS Acquisition VI Corp.
                          1710 E. Division Street
                         Evansville, Indiana 47711
         (Former name or former address, if changed, since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

  On February 1, 1999, Sir Michael Bromley K.B.E. (Knight of the British Empire), consummated a Stock Subscription Agreement (the "Agreement') with MAS Acquisition VI Corp. (the "Company"), whereby Michael Bromley purchased six million (6,850,000) shares of Common Stock of MAS Acquisition VI Corp. for $10,275, representing approximately eighty six percent (86%) of the issued and outstanding shares of Common Stock of the Company.

ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS.

  A change in control of the registrant occurred on March 8, 1999 pursuant to the terms and conditions of a Stock Exchange Agreement (the "Agreement") dated March 8, 1999 between the Company and CoalCorp Pty Ltd an Australian corporation ("Coal"), which provided for the acquisition of Coal, as a 88.65% owned subsidiary of the Company, pursuant to a tax-free reorganization in accordance with Section 354 and 368 of the Internal Revenue Code of 1986, as amended. Pursuant to the terms of the Merger Agreement, for every 18 common share of Coal was converted into one common shares of the Company. A total of 23,432,786 shares of common share of Coal was converted into 1,301,823 restricted common shares of the Company.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

  As result of the merger, R. O. Dillon, 1st Floor, 42 McLeod Street, Cairns, Queensland 4870, Australia is the new certifying accountant of the Company. R. O. Dillon has been the certifying accountant of CoalCorp Pty Ltd prior to the merger with and into the Company.

1) The former certifying accountant of the Company, James E. Scheifley & Associates, P.C. will not be retained by the Company for auditing 1999 year end financial statements.

2) The decision to change accountants was approved by the board of directors.

3) The former accountant's reports on the financial statements since inception on October 7, 1996 to December 31, 1998 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified nor modified as to uncertainty, audit scope, or accounting principles.

4) Since inception on October 7, 1996 to December 31, 1998, there was no disagreement nor "reportable event" with the former accountant.

ITEM 5.  OTHER EVENT.

  Not applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

  Pursuant to the terms of the Agreement, the Company has accepted the resignation of the Board of Directors and Officers, as of March 9, 1999, consisiting of Aaron Tsai and Chia-Lun Tsai and appointed Gordon Neil Subloo, Shane Neil Subloo and Robert Dillon.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) Financial Statements.

     (i) Audited financial statements of CoalCorp Pty Ltd for the period from December 30, 1996 (Date of Inception) to December 31, 1997

    (ii) Audited financial statements of CoalCorp Pty Ltd for the year ended December 31, 1998.

   (iii) Audited financial statements of CoalCorp Pty Ltd for the period from January 1, 1999 to March 8, 1999

    (iv) Unaudited consolidated financial statements of MAS Acquisition VI Corp. and CoalCorp Pty Ltd for the year ended December 31, 1997.

     (v) Unaudited consolidated financial statements of MAS Acquisition VI Corp. and CoalCorp Pty Ltd for the year ended December 31, 1998.

    (vi) Audited combined financial statements of MAS Acquisition VI Corp. and CoalCorp Pty Ltd for the period January 1, 1999 to March 8, 1999

                                COALCORP PTY LTD
                              FINANCIAL STATEMENTS

                      FOR THE PERIOD FROM DECEMBER 30, 1996
                              (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

                                      USD

                               COALCORP PTY LTD
                               TABLE OF CONTENTS

                                                            Page No.
Independent Auditor's Report                                    3


Balance Sheet                                                   4


Statement of Operations                                         5


Statement of Cash Flows                                         7


Notes to Financial Statements                                   8

                                  R. O. DILLON
                       ACCOUNTANT - REGISTERED TAX AGENT

1st Floor                                    Phone:	61 7 4051 7588
42 McLeod Street                             Phone:	61 7 4051 8182
P.O. Box 5123                                  Fax:	61 7 4051 0973
Cairns, Queensland 4870

                         Independent Auditor's Report

To the Board of Directors of
CoalCorp Pty Ltd

We have audited the accompanying balance sheet of CoalCorp Pty Ltd as of December 31, 1997 and the related statements of operations, stockholders' equity and cash flows for the period from December 30, 1996 (date of inception) to December 31, 1997. These financial statements are the responsibility of CoalCorp Pty Ltd's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates used by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We were unable to obtain sufficient information supporting the Company's Coal Catalyst Technology re-valued by management and stated in the balance sheet at $15,007,500, nor were we able to determine whether the Company had accounted for any income to which it may be entitled.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the Coal Catalyst Technology, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of CoalCorp Pty Ltd as of December 31, 1997 and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.




By:/S/R. O. DILLON

R. O. DILLON - ACCOUNTANT
December 31, 1997

                                COALCORP PTY LTD
                                 BALANCE SHEET
                 PERIOD FROM DECEMBER 30, 1996 (DATE OF INCEPTION)
                                DECEMBER 31, 1997

                                     ASSETS
Current Assets
       Cash on Hand                                        $18,839.00

Coal Catalyst Technology                               $15,007,500.00

Patents                                                       $801.00

Incorporation Costs                                           $456.00
(net of accumulated amortization of $114.00)
                                                       --------------
             Total Assets                              $15,027,596.00
                                                       ==============



                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
       Accounts Payable                                   $126,475.00

       Loan Payable                                        $59,032.00

                                                       --------------
              Total Current Liabilities                   $185,507.00
                                                       ==============
Stockholders' Equity

       Common Stock Class A, $0.6525 par value         $15,007,500.00
       25,000,000 Shares Authorized
       23,000,000 Shares Issued and Fully Paid

       Common Stock Class B, $0.6525 par value          $2,239,223.00
       25,000,000 Shares Authorized
       3,431,759 Shares Issued and Fully Paid

Share Premium Reserve                                  ($1,620,603.00)
Accumulated Deficit                                      ($784,031.00)
                                                       --------------
      Total Stockholders' Equity                       $14,842,089.00
                                                       --------------
                                                       $15,027,596.00
                                                       ==============

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                             STATEMENT OF OPERATIONS
                PERIOD FROM DECEMBER 30, 1996 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

Revenues
    Interest Received                                       $1,023.00
    Exchange Gain                                           $3,388.00
                                                          -----------
                                                            $4,411.00
                                                          ===========
Expenses
    Accounting Fees                                         $6,790.00
    Amortization                                              $114.00
    Bank Service Charges                                      $338.00
    Consultant Fees                                       $460,364.00
    Finance Facility Fees                                  $58,298.00
    Office Rent                                            $31,320.00
    Printing and Stationery                                 $1,054.00
    Public Relations                                       $30,014.00
    Salaries                                              $114,589.00
    Testing                                                $77,811.00
    Traveling                                               $7,760.00
                                                          -----------
       Total Expenses                                     $788,452.00
                                                          -----------
Net Loss                                                 ($784,031.00)
                                                          ===========

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                PERIOD FROM DECEMBER 30, 1996 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997
-------------------------------------------------------------------------------

                 Common Stock
                   Number of  Par Value      Share    Accumulated      Total
                    Shares     $0.6525      Premium     Deficit
                                            Reserve
Balance at December     0        $0.00        $0.00       $0.00            $0.00
30, 1996 (Inception)

Phase I Stock           2        $1.00        $0.00       $0.00            $1.00
Subscription December
30, 1996

Phase II Stock  7,208,387   $4,703,473        $0.00       $0.00    $4,703,473.00
Subscription
March 12, 1997

Phase III      13,125,000   $8,564,062        $0.00       $0.00    $8,564,063
Bonus Issue
March 13, 1997

Phase IV Stock  3,345,238   $2,182,768        $0.00       $0.00    $2,182,768
Subscription
May 30, 1997

Shares Issued   2,753,132   $1,796,419  ($1,620,603)      $0.00      $175,816
to OakRoyal
Contracts Ltd
June 25, 1997

Net Loss                0        $0.00        $0.00   ($784,031)    ($784,031)

Totals         26,431,759  $17,246,723  ($1,620,603)  ($784,031)  $14,842,090.00

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                             STATEMENT OF CASH FLOWS
                 PERIOD FROM DECEMBER 30, 1996 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

CASH FLOWS FROM OPERATING ACTIVITIES

Net Loss                                                     ($784,031.00)

Adjustments to Reconcile Net Loss
to Net Cash Provided by

      Operating Activities:
      Amortization                                                $114.00

Increase in Accounts Payable                                  $126,475.00

      Increase in Loan Payable                                 $59,032.00
                                                           --------------
NET CASH USED BY OPERATING ACTIVITIES                        ($598,410.00)

CASH FLOWS FROM INVESTING ACTIVITIES

Organization Costs Paid                                          ($570.00)

Coal Catalyst Technology                                   ($6,443,438.00)
(net of $8,564,063 revaluation)

Patents                                                          ($801.00)
                                                           --------------
NET CASH USED BY INVESTING ACTIVITIES                      ($7,043,219.00)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Issuance of Common Stock                      $7,062,058.00
(net of $8,564,063 bonus share issue)
                                                           --------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                   $7,062,058.00
                                                           --------------

NET INCREASE(DECREASE) IN CASH                                 $18,839.00

CASH AT THE BEGINNING OF THE PERIOD                                 $0.00
                                                           --------------
CASH AT THE END OF THE PERIOD                                  $18,839.00
                                                           --------------

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

NOTE ONE - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

CoalCorp Pty Ltd, an Australian corporation, was organized for the purpose of acquiring the exclusive right (license) to develop and market a proprietary a coal catalyst technology that was invented, and is currently utilized in The People's Republic of China.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Amortization

Amortization is computed using the straight-line method over a period of five years.

Concentration of Revenue Risk

CoalCorp Pty Ltd derives its revenue entirely from the development and marketing of a proprietary coal catalyst technology.

Currency Conversion

The financial information contained in this report has been converted from Australian Dollars (AUD) to US Dollars (USD). The conversion rate used is the Interbank Exchange Rate, all amounts have been calculated using the average (daily) exchange rate as at the 31st of December, 1997 of AUD 1 : USD 0.6525.

NOTE TWO - DEVELOPMENT STAGE OPERATIONS

The operations of CoalCorp Pty Ltd since the date of its inception have consisted primarily of raising capital and acquiring rights to a proprietary technology and the testing and proving of the technology.

NOTE THREE - INCOME TAXES

CoalCorp Pty Ltd tax assets relate to a current year net operating loss, therefore a provision for current year federal income taxes has not been recorded. A benefit from income taxes of $196,142 has not been recorded as the balance of tax assets has been offset by a valuation allowance reserve of an equal amount.

NOTE FOUR - CAPITAL STOCK

The capital stock of CoalCorp Pty Ltd consists of 50,000,000 authorizes common shares, par value $0.6525 per share. As of Dec 31, 1997 there were 26,431,759 shares issued and fully paid.

                                COALCORP PTY LTD
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

NOTE FIVE - STATEMENT OF CASH FLOW DISCLOSURES

No amounts of interest or income taxes were paid during the period.

NOTE SIX - RELATED PARTY TRANSACTIONS

During the period, the following transactions occurred between CoalCorp Pty Ltd and related parties:-

Expense           Relationship                Amount
Consulting        Shareholder               $70,552.22
Consulting        Shareholder                $3,527.42
Consulting        Shareholder               $82,310.92
Consulting        Shareholder               $52,325.93
Consulting        Shareholder                  $587.90
Consulting        Officer/Shareholder        $4,703.22
Accounting        Officer/Shareholder        $3,527.42
Consulting        Shareholder              $225,267.80
Office Rent       Shareholder                $7,830.00
Salaries          Directors/Shareholders    $12,334.86
Consulting        Shareholder                $1,566.65
Travel            Shareholder                $2,090.61
Salary            Family Member of          $37,004.58
                  Director/Shareholder

Sales to company by related parties

Description         Relationship             Amount
Sale of 90% of      Shareholder          $4,485,937.50
technology rights

Sale of balance of  Shareholder          $1,957,500.00
technology rights

NOTE SEVEN - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has sustained substantial operating losses since its inception. At December 31, 1997 the Company's accumulated deficit was $784,031 and current liabilities exceeded current assets by $166,669

                                COALCORP PTY LTD
                        NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

The losses from operations and insufficient cash resources to fund operations raise substantial doubt as to the Company's ability to continue as a going concern. Management, however, believes the following actions which have been and are being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern, although no assurance to that effect can be given.

CoalCorp Pty Ltd has made a complaint to the London Metropolitan Police Fraud Squad against European Venture Finance (EVF) and their representative Dr. Brett Cormick. The allegation made is in regards to BPS 40,000 commission fee paid to EVF and Dr. Cormick for consulting services to raise venture capital for CoalCorp Pty Ltd. The BPS 40,000 commission fee was to be deducted from any funds raised. The payment of this commission fee was made on the presentation of documents stating that a specific amount of funding was to be delivered by one of EVF's associated companies. The allegation made by CoalCorp Pty Ltd's Managing Director, Mr. Gordon Subloo, is currently being investigated. On conclusion of this investigation the company will reserve the right to take civil action against EVF and Dr. Cormick for damages.

Oakroyal Contracts Limited agreed to invest BPS 350,000 into CoalCorp Pty Ltd in return for a 25% holding in the Company. Oakroyal Contracts Limited only raised BPS 125,000 and in return received a 10% holding. The inability of Oakroyal Contracts Limited to raise the total funding of BPS 350,000 has seriously hindered the Company's ability to complete the next stage of its development program.

CoalCorp Pty Ltd is moving forward and will take up patents in various countries around the world under its current PCT Patent. This will strengthen the value of CoalCorp Pty Ltd's technology and its ability to exploit the commercial value of the technology internationally.

                                COALCORP PTY LTD
                              FINANCIAL STATEMENTS

                      FOR THE PERIOD FROM JANUARY 1, 1998
                              TO DECEMBER 31, 1998

                                      USD

                                COALCORP PTY LTD
                                TABLE OF CONTENTS

                                               Page No.
Independent Auditor's Report                      3


Balance Sheet                                     4


Statement of Operations                           5


Statement of Cash Flows                           7


Notes to Financial Statements                     8

                                  R. O. DILLON
                       ACCOUNTANT - REGISTERED TAX AGENT

1st Floor                                       Phone:	61 7 4051 7588
42 McLeod Street                                Phone:	61 7 4051 8182
P.O. Box 5123                                     Fax: 61 7 4051 0973
Cairns, Queensland 4870

Independent Auditor's Report

To the Board of Directors of
CoalCorp Pty. Ltd.

We have audited the accompanying balance sheet of CoalCorp Pty. Ltd. as of December 31, 1998 and the related statements of operations, stockholders' equity and cash flows for the period from January 1, 1998 to December 31, 1998. These financial statements are the responsibility of CoalCorp Pty Ltd's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates used by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We were unable to obtain sufficient information supporting the Company's Coal Catalyst Technology re-valued by management and stated in the balance sheet at $15,007,500, nor were we able to determine whether the Company had accounted for any income to which it may be entitled.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the Coal Catalyst Technology, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of CoalCorp Pty. Ltd. as of December 31, 1998 and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.




By:/S/R. O. DILLON

R. O. DILLON - ACCOUNTANT
December 31, 1998

                                COALCORP PTY LTD
                                  BALANCE SHEET
                                DECEMBER 31, 1998

                                     ASSETS
Current Assets
       Cash on Hand                                           $313.00

Coal Catalyst Technology                               $15,007,500.00

Patents                                                     $9,266.00

Incorporation Costs                                           $342.00
(net of accumulated amortization of $228)
                                                       --------------
             Total Assets                              $15,017,421.00
                                                       ==============


                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
       Accounts Payable                                   $294,174.00

       Loan Payable                                        $59,823.00
                                                       --------------
              Total Current Liabilities                   $353,997.00
                                                       ==============
Stockholders' Equity

       Common Stock Class A, $0.6525 par value         $15,007,500.00
       25,000,000 Shares Authorized
       23,000,000 Shares Issued and Fully Paid

       Common Stock Class B, $0.6525 par value          $2,239,223.00
       25,000,000 Shares Authorized
       3,431,759 Shares Issued and Fully Paid

Share Premium Reserve                                  ($1,620,603.00)
Accumulated Deficit                                      ($962,696.00)
                                                       --------------
       Total Stockholders' Equity                      $14,663,424.00
                                                       --------------
                                                       $15,017,421.00
                                                       ==============

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                             STATEMENT OF OPERATIONS
                           PERIOD FROM JANUARY 1, 1998
                              TO DECEMBER 31, 1998

Revenues
    Interest Received                                        $0.00
    Exchange Gain                                        $6,516.00
                                                      ------------
                                                         $6,516.00
                                                      ============
Expenses
    Accounting Fees                                      $6,130.00
    Amortization                                           $114.00
    Bank Service Charges                                    $85.00
    Consultant Fees                                      $2,463.00
    Finance Facility Fees                                    $0.00
    Office Rent                                         $11,034.00
    Printing and Stationery                                 $14.00
    Public Relations                                         $0.00
    Salaries                                           $122,600.00
    Testing                                             $36,488.00
    Traveling                                            $6,253.00
                                                      ------------
       Total Expenses                                  $185,181.00
                                                      ------------
Net Loss                                              ($178,665.00)
                                                      ============

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          PERIOD FROM JANUARY 1, 1998
                              TO DECEMBER 31, 1998

                                  Common Stock

                  Number of   Par Value      Share   Accumulated     Total
                   Shares      $0.6525      Premium    Deficit
                                            Reserve
Balance at December     0        $0.00        $0.00       $0.00         $0.00
30, 1996 (Inception)

Phase I Stock           2        $1.00        $0.00       $0.00         $1.00
Subscription
December 30, 1996

Phase II Stock  7,208,387   $4,703,473        $0.00       $0.00    $4,703,473
Subscription
March 12, 1997

Phase III      13,125,000   $8,564,062        $0.00       $0.00    $8,564,062
Bonus Issue
March 13, 1997

Phase IV Stock  3,345,238   $2,182,768        $0.00       $0.00    $2,182,768
Subscription
May 30, 1997

Shares Issued   2,753,132   $1,796,419  ($1,620,603)      $0.00      $175,816
to OakRoyal
Contracts Ltd
June 25, 1997

Net Loss                0        $0.00        $0.00   ($962,696)    ($962,696)

Totals         26,431,759  $17,246,723  ($1,620,603)  ($962,696)  $14,663,424.00

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                             STATEMENT OF CASH FLOWS
                           PERIOD FROM JANUARY 1, 1998
                              TO DECEMBER 31, 1998

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                               ($178,665)

Adjustments to Reconcile Net Loss
to Net Cash Provided by

       Operating Activities:
       Amortization                                         $114

Increase in Accounts Payable                            $175,355

Increase in Loan Payable                                    $791
                                                       ---------
NET CASH USED BY OPERATING ACTIVITIES                    ($2,405)

CASH FLOWS FROM INVESTING ACTIVITIES

Patents                                                  ($8,465)
                                                       ---------
NET CASH USED BY INVESTING ACTIVITIES                    ($8,465)

NET INCREASE(DECREASE) IN CASH                          ($17,385)

CASH AT THE BEGINNING OF THE PERIOD                      $17,698
                                                       ---------
CASH AT THE END OF THE PERIOD                               $313
                                                       =========

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE ONE - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

CoalCorp Pty Ltd, an Australian corporation, was organized for the purpose of acquiring the exclusive right (license) to develop and market a proprietary a coal catalyst technology that was invented, and is currently utilized in The People's Republic of China.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Amortization

Amortization is computed using the straight-line method over a period of five years.

Concentration of Revenue Risk

CoalCorp Pty Ltd derives its revenue entirely from the development and marketing of a proprietary coal catalyst technology.

Currency Conversion

The financial information contained in this report has been converted from Australian Dollars (AUD) to US Dollars (USD). The conversion rate used is the Interbank Exchange Rate, all amounts have been calculated using the average (daily) exchange rate as at the December 31, 1998 of AUD 1 : USD 0.613.

NOTE TWO - DEVELOPMENT STAGE OPERATIONS

The operations of CoalCorp Pty Ltd since the date of its inception have consisted primarily of raising capital and acquiring rights to a proprietary technology and the testing and proving of the technology.

NOTE THREE - INCOME TAXES

CoalCorp Pty Ltd tax assets relate to a current year net operating loss, therefore a provision for current year federal income taxes has not been recorded. A benefit from income taxes of $294,957 has not been recorded as the balance of tax assets has been offset by a valuation allowance reserve of an equal amount.

NOTE FOUR - CAPITAL STOCK

The capital stock of CoalCorp Pty Ltd consists of 50,000,000 authorizes common shares, par value $0.6525 per share. As of Dec 31, 1998 there were 26,431,759 shares issued and fully paid.

                                COALCORP PTY LTD
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

NOTE FIVE - STATEMENT OF CASH FLOW DISCLOSURES

No amounts of interest or income taxes were paid during the period.

NOTE SIX - RELATED PARTY TRANSACTIONS

During the period, the following transactions occurred between CoalCorp Pty Ltd and related parties:-

Expense               Relationship                Amount
Consulting            Shareholder                 $2,463
Accounting            Officer/Shareholder         $6,130
Office Rent           Shareholder                $11,034
Salaries              Directors/Shareholders    $122,600
Travel                Shareholder                 $6,253

NOTE SEVEN - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has sustained substantial operating losses since its inception. At December 31, 1998 the Company's accumulated deficit was $962,696 and current liabilities exceeded current assets by $353,684

                                COALCORP PTY LTD
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998

The losses from operations and insufficient cash resources to fund operations raise substantial doubt as to the Company's ability to continue as a going concern. Management, however, believes the following actions which have been and are being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern, although no assurance to that effect can be given.

CoalCorp Pty Ltd has made a complaint to the London Metropolitan Police Fraud Squad against European Venture Finance (EVF) and their representative Dr. Brett Cormick. The allegation made is in regards to BPS 40,000 commission fee paid to EVF and Dr. Cormick for consulting services to raise venture capital for CoalCorp Pty Ltd. The BPS 40,000 commission fee was to be deducted from any funds raised. The payment of this commission fee was made on the presentation of documents stating that a specific amount of funding was to be delivered by one of EVF's associated companies. The allegation made by CoalCorp Pty Ltd's Managing Director, Mr. Gordon Subloo, is currently being investigated. On conclusion of this investigation the company will reserve the right to take civil action against EVF and Dr. Cormick for damages.

Oakroyal Contracts Limited agreed to invest BPS 350,000 into CoalCorp Pty Ltd in return for a 25% holding in the Company. Oakroyal Contracts Limited only raised BPS 125,000 and in return received a 10% holding. The inability of Oakroyal Contracts Limited to raise the total funding of BPS 350,000 has seriously hindered the Company's ability to complete the next stage of its development program.

CoalCorp Pty Ltd is moving forward and will take up patents in various countries around the world under its current PCT Patent. This will strengthen the value of CoalCorp Pty Ltd's technology and its ability to exploit the commercial value of the technology internationally.

                                COALCORP PTY LTD
                              FINANCIAL STATEMENTS

                      FOR THE PERIOD FROM JANUARY 1, 1999
                                TO MARCH 8, 1999

                                      USD

                                COALCORP PTY. LTD.
                                TABLE OF CONTENTS

                                                Page No.
Independent Auditor's Report                       3


Balance Sheet                                      4


Statement of Operations                            5


Statement of Cash Flows                            7


Notes to Financial Statements                      8

                                  R. O. DILLON
                       ACCOUNTANT - REGISTERED TAX AGENT

1st Floor                                      Phone:	61 7 4051 7588
42 McLeod Street                               Phone:	61 7 4051 8182
P.O. Box 5123                                    Fax:	61 7 4051 0973
Cairns, Queensland 4870

Independent Auditor's Report

To the Board of Directors of
CoalCorp Pty. Ltd.

We have audited the accompanying balance sheet of CoalCorp Pty. Ltd. as of March 8, 1999 and the related statements of operations, stockholders' equity and cash flows for the period from January 1, 1999 to March 8, 1999. These financial statements are the responsibility of CoalCorp Pty Ltd's management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates used by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We were unable to obtain sufficient information supporting the Company's Coal Catalyst Technology re-valued by management and stated in the balance sheet at $15,007,500, nor were we able to determine whether the Company had accounted for any income to which it may be entitled.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the Coal Catalyst Technology, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of CoalCorp Pty. Ltd. as of March 8, 1999 and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.



By:/S/R. O. DILLON

R. O. DILLON - ACCOUNTANT
March 8, 1999

                                COALCORP PTY LTD
                                 BALANCE SHEET
                                 MARCH 8, 1999

                                     ASSETS
Current Assets
       Cash on Hand                                           $302

Coal Catalyst Technology                               $15,007,500

Patents                                                     $9,266

Incorporation Costs                                           $342
(net of accumulated amortization of $228)
                                                       -----------
             Total Assets                              $15,017,410
                                                       ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
       Accounts Payable                                   $333,038

       Loan Payable                                        $91,761
                                                       -----------
              Total Current Liabilities                   $424,799
                                                       ===========

Stockholders' Equity

       Common Stock Class A, $0.6525 par value         $15,007,500
       25,000,000 Shares Authorized
       23,000,000 Shares Issued and Fully Paid

       Common Stock Class B, $0.6525 par value          $2,239,223
       25,000,000 Shares Authorized
       3,431,759 Shares Issued and Fully Paid

Share Premium Reserve                                  ($1,620,603)
Accumulated Deficit                                    ($1,033,509)
                                                       -----------
       Total Stockholders' Equity                      $14,592,611
                                                       -----------
                                                       $15,017,410
                                                       ===========

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                             STATEMENT OF OPERATIONS
                           PERIOD FROM JANUARY 1, 1999
                                TO MARCH 8, 1999

Revenues
    Interest Received                                           $0
    Exchange Gain                                               $0
                                                   ---------------
                                                                $0
                                                   ===============
Expenses
    Exchange Loss                                          $39,369
    Bank Service Charges                                       $19
    Salaries                                               $31,425
                                                   ---------------
       Total Expenses                                      $70,813
                                                   ---------------
Net Loss                                                  ($70,813)
                                                   ===============

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          PERIOD FROM JANUARY 1, 1999
                                TO MARCH 8, 1999

                 Common Stock
                  Number of  Par Value     Share     Accumulated      Total
                   Shares     $0.6525     Premium      Deficit
                                          Reserve
Balance at December   0        $0.00        $0.00         $0.00            $0.00
30, 1996 (Inception)

Phase I Stock         2        $1.00        $0.00         $0.00            $1.00
Subscription
December 30, 1996

Phase II      7,208,387   $4,703,473        $0.00         $0.00    $4,703,473
Stock
Subscription
March 12, 1997

Phase III    13,125,000   $8,564,062        $0.00         $0.00    $8,564,062
Bonus Issue
March 13, 1997

Phase IV      3,345,238   $2,182,768        $0.00         $0.00    $2,182,768
Stock
Subscription
May 30, 1997

Shares Issued 2,753,132   $1,796,419  ($1,620,603)        $0.00      $175,816
to OakRoyal
Contracts Ltd
June 25, 1997

Net Loss              0        $0.00        $0.00   ($1,033,509)  ($1,033,509)

Totals       26,431,759  $15,246,723  ($1,620,603)  ($1,033,509)  $14,592,611.00

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                             STATEMENT OF CASH FLOWS
                           PERIOD FROM JANUARY 1, 1999
                                TO MARCH 8, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                                ($70,813)

Adjustments to Reconcile Net Loss
to Net Cash Provided by

      Operating Activities:
      Amortization                                            $0

Increase in Accounts Payable                             $38,864

Increase in Loan Payable                                 $31,938
                                                        --------
NET CASH USED BY OPERATING ACTIVITIES                       ($11)

NET INCREASE(DECREASE) IN CASH                              ($11)

CASH AT THE BEGINNING OF THE PERIOD                         $313
                                                        --------
CASH AT THE END OF THE PERIOD                               $302
                                                        ========

The accompanying notes and independent auditor's report are an integral part of these statements.

                                COALCORP PTY LTD
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 8, 1999

NOTE ONE - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

CoalCorp Pty Ltd, an Australian corporation, was organized for the purpose of acquiring the exclusive right (license) to develop and market a proprietary coal catalyst technology that was invented, and is currently utilized in The People's Republic of China.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expense during the reporting period. Actual results could differ from those estimates.

Amortization

Amortization is computed using the straight-line method over a period of five years.

Concentration of Revenue Risk

CoalCorp Pty Ltd derives its revenue entirely from the development and marketing of a proprietary coal catalyst technology.

Currency Conversion

The financial information contained in this report has been converted from Australian Dollars (AUD) to US Dollars (USD). The conversion rate used is the Interbank Exchange Rate, all amounts have been calculated using the average (daily) exchange rate as at the March 8, 1999 of AUD 1 : USD 0.6285.

NOTE TWO - DEVELOPMENT STAGE OPERATIONS

The operations of CoalCorp Pty Ltd since the date of its inception have consisted primarily of raising capital and acquiring rights to a proprietary technology and the testing and proving of the technology.

NOTE THREE - INCOME TAXES

CoalCorp Pty Ltd tax assets relate to a current year net operating loss, therefore a provision for current year federal income taxes has not been recorded. A benefit from income taxes of $372,063 has not been recorded as the balance of tax assets has been offset by a valuation allowance reserve of an equal amount.

NOTE FOUR - CAPITAL STOCK

The capital stock of CoalCorp Pty Ltd consists of 50,000,000 authorizes common shares, par value $0.6525 per share. As of Mar 8, 1999 there were 26,431,759 shares issued and fully paid.

                                COALCORP PTY LTD
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 8, 1999

NOTE FIVE - STATEMENT OF CASH FLOW DISCLOSURES

No amounts of interest or income taxes were paid during the period.

NOTE SIX - RELATED PARTY TRANSACTIONS

During the period, the following transactions occurred between CoalCorp Pty Ltd and related parties:-

Expense           Relationship              Amount
Salary            Officer/Shareholder       $3,928
Salaries          Directors/Shareholders   $27,497

NOTE SEVEN - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern. However, the Company has sustained substantial operating losses since its inception.
At March 8, 1999 the Company's accumulated deficit was $1,033,509 and current liabilities exceeded current assets by $424,497

                                COALCORP PTY LTD
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 8, 1999

The losses from operations and insufficient cash resources to fund operations raise substantial doubt as to the Company's ability to continue as a going concern. Management, however, believes the following actions which have been and are being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern, although no assurance to that effect can be given.

CoalCorp Pty Ltd has made a complaint to the London Metropolitan Police Fraud Squad against European Venture Finance (EVF) and their representative Dr. Brett Cormick. The allegation made is in regards to BPS 40,000 commission fee paid to EVF and Dr. Cormick for consulting services to raise venture capital for CoalCorp Pty Ltd. The BPS 40,000 commission fee was to be deducted from any funds raised. The payment of this commission fee was made on the presentation of documents stating that a specific amount of funding was to be delivered by one of EVF's associated companies. The allegation made by CoalCorp Pty Ltd's Managing Director, Mr. Gordon Subloo, is currently being investigated. On conclusion of this investigation the company will reserve the right to take civil action against EVF and Dr. Cormick for damages.

Oakroyal Contracts Limited agreed to invest BPS 350,000 into CoalCorp Pty Ltd in return for a 25% holding in the Company. Oakroyal Contracts Limited only raised BPS 125,000 and in return received a 10% holding. The inability of Oakroyal Contracts Limited to raise the total funding of BPS 350,000 has seriously hindered the Company's ability to complete the next stage of its development program.

CoalCorp Pty Ltd is moving forward and will take up patents in various countries around the world under its current PCT Patent. This will strengthen the value of CoalCorp Pty Ltd's technology and its ability to exploit the commercial value of the technology internationally.

                           MAS ACQUISITION VI CORP.
                      CONSOLIDATED FINANCIAL STATEMENTS

                     FOR THE PERIOD FROM JANUARY 1, 1997
                            TO DECEMBER 31, 1997

                                     USD

                           MAS ACQUISITION VI CORP.
                              TABLE OF CONTENTS

                                                   Page No.
Accountant's Statement                                3

Balance Sheet                                         4

Statement of Operations                               5

Statement of Cash Flows                               7

Notes to Financial Statements                         8

                                R. O. DILLON
                      ACCOUNTANT - REGISTERED TAX AGENT

1st Floor                                     Phone:	61 7 4051 7588
42 McLeod Street                              Phone:	61 7 4051 8182
P.O. Box 5123                                   Fax:	61 7 4051 0973
Cairns, Queensland 4870

ACCOUNTANT'S STATEMENT

To the Board of Directors of
MAS Acquisition VI Corp.

I have prepared the accompanying Consolidated Balance Sheet of MAS Acquisition VI Corp. as of December 31, 1997 and the related statements of operations and cash flows for the period from January 1, 1997 to December 31, 1997 from the books and records of MAS Acquisition VI Corp. and other information provided by the clients and at the request of and exclusively for the use and benefit of the clients.

Under the terms of my engagement, I have not audited the accounting records of the client or the accounts.

Accordingly, I express no opinion on whether they present a true and fair view of the position or of the year's trading and no warranty of accuracy or reliability is given. Neither the firm nor any member of the firm undertakes responsibility in any way whatsoever to any person other than the clients in respect of the accounts, including any errors or omissions therein however caused.

This disclaimer is made in the form recommended by the major accountancy bodies and is in accordance with my standard reporting practices.



By: /S/ R. O. DILLON

R. O. DILLON - ACCOUNTANT
March 31, 1999

                            MAS ACQUISITION VI CORP.
                           CONSOLIDATED BALANCE SHEET
                      FOR THE PERIOD FROM JANUARY 1, 1997
                              TO DECEMBER 31, 1997

                                     ASSETS
Current Assets
       Cash on Hand                                      $18,839

Coal Catalyst Technology                             $15,007,500

Patents                                                     $801

Incorporation Costs                                         $519
(net of accumulated amortization of $255)

                                                     $15,027,659

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
       Accounts Payable                                 $126,475
       Loan Payable                                      $59,032
          Total Current Liabilities                     $185,507

Stockholders' Equity
       Preferred Stock, $0.001 par value
          20,000,000 Shares Authorized
       Common Stock, $0.001 par value
          80,000,000 Shares Authorized
          1,003,600 Shares Issued and Fully Paid             $94
       Accumulated Reverses                          $14,842,058
          Total Stockholders' Equity                 $14,842,152
                                                     $15,027,659

The accompanying notes and independent auditor's report are an integral part of these statements.

                             MAS ACQUISITION VI CORP.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE PERIOD FROM JANUARY 1, 1997
                               TO DECEMBER 31, 1997

Revenues
       Goodwill on Consolidation                     $15,626,111
       Interest Received                                  $1,023
       Exchange Gain                                      $3,388
                                                     $15,630,532
Expenses
       Accounting Fees                                    $6,790
       Amortization                                         $132
       Bank Service Charges                                 $338
       Consultants Fees                                 $460,358
       Finance Facility Fees                             $58,298
       Office Rent                                       $31,320
       Printing and Stationery                            $1,054
       Public Relations                                  $30,014
       Salaries                                         $114,589
       Testing                                           $77,811
       Traveling                                          $7,760
           Total Expenses                               $788,464

Net Profit                                           $14,842,052

The accompanying notes and independent auditor's report are an integral part of these statements.

                           MAS ACQUISITION VI CORP.
                    CONSOLIDATED STATEMENT OF CASH FLOWS
                     FOR THE PERIOD FROM JANUARY 1, 1997
                             TO DECEMBER 31, 1997
______________________________________________________________________

CASH FLOWS FROM OPERATING ACTIVITIES

Net Profit                                           $14,842,058

Adjustments to Reconcile Net
Loss to Net Cash Provided by
       Operating Activities:
             Amortization                                   $132
             Shares Issued for Services                       $1
             Gift Shares Issued                               $3
             Goodwill on Consolidation              ($15,626,111)

Increase in Accounts Payable                            $126,475

Increase in Loan Payable                                 $59,032

NET CASH USED BY OPERATING ACTIVITIES                  ($598,410)

CASH FLOWS FROM INVESTING ACTIVITIES

Organisation Costs Paid                                    ($570)

Coal Catalyst Technology                             ($6,443,438)

Patents                                                    ($801)

NET CASH USED BY INVESTING ACTIVITIES                ($6,444,809)

CASH FLOWS FROM FINANCING ACTIVITIES

Proceeds from Issuance of Common Stock                $7,062,058
(Net of $8,564,064 bonus share issue)

NET CASH PROVIDED BY FINANCING ACTIVITIES             $7,062,058

NET INCREASE(DECREASE) IN CASH                           $18,839
CASH AT THE BEGINNING OF THE PERIOD                           $0
CASH AT THE END OF THE PERIOD                            $18,839

The accompanying notes and independent auditor's report are an integral part of these statements.

                            MAS ACQUISITION VI CORP.
                          NOTES TO FINANCIAL STATEMENTS
                       FOR THE PERIOD FROM JANUARY 1, 1997
                              TO DECEMBER 31, 1997

NOTE ONE - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Relationship of the Consolidated Companies

Nu Energy Inc. was incorporated on October 7, 1996 in the State of Indiana with the intention to locate suitable business ventures to acquire. CoalCorp Pty. Ltd., an Australian corporation, was organized for the purpose of acquiring the exclusive right (license) to develop and market a propriety coal catalyst that was invented, an is currently utilized in The People's Republic of China.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Amortization

Amortization is computed using the straight-line method over a period of five years.

Concentration of Revenue Risk

CoalCorp Pty. Ltd. derives its revenue entirely from the development and marketing of a proprietary coal catalyst technology.

NOTE TWO - DEVELOPMENT STAGE OPERATIONS

The operations of CoalCorp Pty. Ltd. since the date of its inception have consisted primarily of raising capital and acquiring rights to a proprietary technology and the testing and proving of the technology. The Company's Patent Attorney has applied for a full patent in India and the Company has a current PCT Patent which gives the Company the protection and the right to take out full patents in most countries which are signatories to the Paris and Bonn Conventions.

NOTE THREE - INCOME TAXES

CoalCorp Pty Ltd tax assets relate to a current year net operating loss, therefore a provision for current year federal income taxes has not been recorded. A benefit from income taxes of has not been recorded as the balance of tax assets has been offset by a valuation allowance reserve of an equal amount.

                           MAS ACQUISITION VI CORP.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE PERIOD FROM JANUARY 1, 1997
                             TO DECEMBER 31, 1997

NOTE FOUR - RELATED PARTY TRANSACTIONS

During the period, the following transactions occurred between MAS ACQUISITION VI CORP. and related parties:-

Expense                Relationship                        Amount
--------------------------------------------------------------------
Consulting             Shareholder                       $70,522.22
Consulting             Shareholder                        $3,527.42
Consulting             Shareholder                       $82,310.92
Consulting             Shareholder                       $52,325.93
Consulting             Shareholder                          $587.90
Consulting             Officer/Shareholder                $4,703.22
Accounting             Officer/Shareholder                $3,527.42
Consulting             Shareholder                      $225,267.80
Office Rent            Shareholder                       $11,034.00
Salaries               Directors/Shareholders            $12,334.86
Travel                 Shareholder                        $2,090.61
Salary                 Family Member of                  $37,004.58
                       Directors/Shareholders

NOTE FIVE - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern.

                           MAS ACQUISITION VI CORP.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE PERIOD FROM JANUARY 1, 1997
                             TO DECEMBER 31, 1997

The losses from operations and insufficient cash resources to fund operations raise substantial doubt as to the Company's ability to continue as a going concern. Management, however, believes the following actions which have been and are being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern, although no assurance to that effect can be given.

CoalCorp Pty Ltd has made a complaint to the London Metropolitan Police Fraud Squad against European Venture Finance (EVF) and their representative Dr. Brett Cormick. The allegation made is in regards to BPS 40,000 commission fee paid to EVF and Dr. Cormick for consulting services to raise venture capital for CoalCorp Pty Ltd. The BPS 40,000 commission fee was to be deducted from any funds raised. The payment of this commission fee was made on the presentation of documents stating that a specific amount of funding was to be delivered by one of EVF's associated companies. The allegation made by CoalCorp Pty Ltd's Managing Director, Mr. Gordon Subloo, is currently being investigated. On conclusion of this investigation the company will reserve the right to take civil action against EVF and Dr. Cormick for damages.

Oakroyal Contracts Limited agreed to invest BPS 350,000 into CoalCorp Pty Ltd in return for a 25% holding in the Company. Oakroyal Contracts Limited only raised BPS 125,000 and in return received a 10% holding. The inability of Oakroyal Contracts Limited to raise the total funding of BPS 350,000 has seriously hindered the Company's ability to complete the next stage of its development program.

CoalCorp Pty Ltd is moving forward and will take up patents in various countries around the world under its current PCT Patent. This will strengthen the value of CoalCorp Pty Ltd's technology and its ability to exploit the commercial value of the technology internationally.

                           MAS ACQUISITION VI CORP.
                      CONSOLIDATED FINANCIAL STATEMENTS

                     FOR THE PERIOD FROM JANUARY 1, 1998
                             TO DECEMBER 31, 1998

                                      USD

                           MAS ACQUISITION VI CORP.
                              TABLE OF CONTENTS

                                                 Page No.
Accountant's Statement                              3

Balance Sheet                                       4

Statement of Operations                             5

Statement of Cash Flows                             7

Notes to Financial Statements                       8

                                 R. O. DILLON
                       ACCOUNTANT - REGISTERED TAX AGENT

1st Floor                                      Phone:	61 7 4051 7588
42 McLeod Street                               Phone:	61 7 4051 8182
P.O. Box 5123                                    Fax:	61 7 4051 0973
Cairns, Queensland 4870

ACCOUNTANT'S STATEMENT

To the Board of Directors of
MAS Acquisition VI Corp.

I have prepared the accompanying Consolidated Balance Sheet of MAS Acquisition VI Corp. as of December 31, 1998 and the related statements of operations and cash flows for the period from January 1, 1998 to December 31, 1998 from the books and records of MAS Acquisition VI Corp. and other information provided by the clients and at the request of and exclusively for the use and benefit of the clients.

Under the terms of my engagement, I have not audited the accounting records of the client or the accounts.

Accordingly, I express no opinion on whether they present a true and fair view of the position or of the year's trading and no warranty of accuracy or reliability is given. Neither the firm nor any member of the firm undertakes responsibility in any way whatsoever to any person other than the clients in respect of the accounts, including any errors or omissions therein however caused.

This disclaimer is made in the form recommended by the major accountancy bodies and is in accordance with my standard reporting practices.



By: /S/ R. O. DILLON

R. O. DILLON - ACCOUNTANT
March 31, 1999

                           MAS ACQUISITION VI CORP.
                          CONSOLIDATED BALANCE SHEET
                     FOR THE PERIOD FROM JANUARY 1, 1998
                             TO DECEMBER 31, 1998

                                    ASSETS
Current Assets
       Cash on Hand                                         $313

Coal Catalyst Technology                             $15,007,500

Patents                                                   $9,266

Incorporation Costs                                         $387
(net of accumulated amortization of $255)

                                                     $15,017,466

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
       Accounts Payable                                 $294,174
       Loan Payable                                      $59,823
          Total Current Liabilities                     $353,997

Stockholders' Equity
       Preferred Stock, $0.001 par value
            20,000,000 Shares Authorized
       Common Stock, $0.001 par value                        $97
            80,000,000 Shares Authorized
            1,006,670 Shares Issued and Fully Paid
       Accumulated Reserves                          $14,663,372
            Total Stockholders' Equity               $14,663,469
                                                     $15,017,466

The accompanying notes and independent auditor's report are an integral part of these statements.

                            MAS ACQUISITION VI CORP.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                       FOR THE PERIOD FROM JANUARY 1, 1998
                             TO DECEMBER 31, 1998

Revenues
       Interest Received                                      $0
       Exchange Gain                                      $6,516
                                                          $6,516

Expenses
       Accounting Fees                                    $6,130
       Amortization                                         $132
       Bank Service Charges                                  $85
       Consultants Fees                                   $2,466
       Office Rent                                       $11,034
       Printing and Stationery                               $14
       Salaries                                         $122,600
       Testing                                           $36,488
       Travelling                                         $6,253
           Total Expenses                               $185,202
Net Loss                                               ($178,686)

The accompanying notes and independent auditor's report are an integral part of these statements.

                            MAS ACQUISITION VI CORP.
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                       FOR THE PERIOD FROM JANUARY 1, 1998
                              TO DECEMBER 31, 1998
_____________________________________________________________________________

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                               ($178,686)

Adjustments to Reconcile Net
Loss to Net Cash Provided by
       Operating Activities:
               Amortization                                 $132
               Gift Shares Issued                             $3

Increase in Accounts Payable                            $167,699

Increase in Loan Payable                                    $791

NET CASH USED BY OPERATING ACTIVITIES                   ($10,061)

CASH FLOWS FROM INVESTING ACTIVITIES

Patents                                                  ($8,465)

NET CASH USED BY INVESTING ACTIVITIES                    ($8,465)

NET INCREASE (DECREASE) IN CASH                         ($18,526)
CASH AT THE BEGINNING OF THE PERIOD                      $18,839
CASH AT THE END OF THE PERIOD                               $313

The accompanying notes and independent auditor's report are an integral part of these statements.

                            MAS ACQUISITION VI CORP.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE PERIOD FROM JANUARY 1, 1998
                              TO DECEMBER 31, 1998

NOTE ONE - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Relationship of the Consolidated Companies

Nu Energy Inc. was incorporated on October 7, 1996 in the State of Indiana with the intention to locate suitable business ventures to acquire. CoalCorp Pty. Ltd., an Australian corporation, was organized for the purpose of acquiring the exclusive right (license) to develop and market a propriety coal catalyst that was invented, an is currently utilized in The People's Republic of China.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Amortization

Amortization is computed using the straight-line method over a period of five years.

Concentration of Revenue Risk

CoalCorp Pty. Ltd. derives its revenue entirely from the development and marketing of a proprietary coal catalyst technology.

NOTE TWO - DEVELOPMENT STAGE OPERATIONS

The operations of CoalCorp Pty. Ltd. since the date of its inception have consisted primarily of raising capital and acquiring rights to a proprietary technology and the testing and proving of the technology. The Company's Patent Attorney has applied for a full patent in India and the Company has a current PCT Patent which gives the Company the protection and the right to take out full patents in most countries which are signatories to the Paris and Bonn Conventions.

NOTE THREE - INCOME TAXES

CoalCorp Pty Ltd tax assets relate to a current year net operating loss, therefore a provision for current year federal income taxes has not been recorded. A benefit from income taxes of has not been recorded as the balance of tax assets has been offset by a valuation allowance reserve of an equal amount.

                            MAS ACQUISITION VI CORP.
                          NOTES TO FINANCIAL STATEMENTS
                       FOR THE PERIOD FROM JANUARY 1, 1998
                              TO DECEMBER 31, 1998

NOTE FOUR - RELATED PARTY TRANSACTIONS

During the period, the following transactions occurred between MAS ACQUISITION VI CORP. and related parties:-

Expense                Relationship              Amount
--------------------------------------------------------------
Consultant             Shareholder               $2,463
Accounting             Officer/Shareholder       $6,130
Office Rent            Shareholder              $11,034
Salaries               Directors/Shareholders  $122,600
Travel                 Shareholder               $6,253

NOTE FIVE - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern.

                            MAS ACQUISITION VI CORP.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE PERIOD FROM JANUARY 1, 1998
                              TO DECEMBER 31, 1998

The losses from operations and insufficient cash resources to fund operations raise substantial doubt as to the Company's ability to continue as a going concern. Management, however, believes the following actions which have been and are being taken to revise the Company's operating and financial requirements provide the opportunity for the Company to continue as a going concern, although no assurance to that effect can be given.

CoalCorp Pty Ltd has made a complaint to the London Metropolitan Police Fraud Squad against European Venture Finance (EVF) and their representative Dr. Brett Cormick. The allegation made is in regards to BPS 40,000 commission fee paid to EVF and Dr. Cormick for consulting services to raise venture capital for CoalCorp Pty Ltd. The BPS 40,000 commission fee was to be deducted from any funds raised. The payment of this commission fee was made on the presentation of documents stating that a specific amount of funding was to be delivered by one of EVF's associated companies. The allegation made by CoalCorp Pty Ltd's Managing Director, Mr. Gordon Subloo, is currently being investigated. On conclusion of this investigation the company will reserve the right to take civil action against EVF and Dr. Cormick for damages.

Oakroyal Contracts Limited agreed to invest BPS 350,000 into CoalCorp Pty Ltd in return for a 25% holding in the Company. Oakroyal Contracts Limited only raised BPS 125,000 and in return received a 10% holding. The inability of Oakroyal Contracts Limited to raise the total funding of BPS 350,000 has seriously hindered the Company's ability to complete the next stage of its development program.

CoalCorp Pty Ltd is moving forward and will take up patents in various countries around the world under its current PCT Patent. This will strengthen the value of CoalCorp Pty Ltd's technology and its ability to exploit the commercial value of the technology internationally.

                                NU ENERGY INC.
                       CONSOLIDATED FINANCIAL STATEMENTS

                      FOR THE PERIOD FROM JANUARY 1, 1999
                               TO MARCH 8, 1999

                                NU ENERGY INC.
                              TABLE OF CONTENTS

                                                 Page No.
Independent Auditor's Report                        3

Balance Sheet                                       4

Statement of Operations                             5

Statement of Cash Flows                             7

Notes to Financial Statements                       8

                                 R. O. DILLON
                       ACCOUNTANT - REGISTERED TAX AGENT

1st Floor                                      Phone:	61 7 4051 7588
42 McLeod Street                               Phone:	61 7 4051 8182
P.O. Box 5123                                    Fax:	61 7 4051 0973
Cairns, Queensland 4870

Independent Auditor's Report

To the Board of Directors of
Nu Energy Inc.

We have audited the accompanying consolidated balance sheet of Nu Energy Inc. as of March 8, 1999 and the related statements of operations, stockholders' equity and cash flows for the period then ended. These financial statements are the responsibility of Nu Energy Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audit.

Except as discussed in the following paragraph, we conducted our audit in accordance with generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates used by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

We were unable to obtain sufficient information supporting the Company's Coal Catalyst Technology re-valued by management and stated in the balance sheet at $15,007,500, nor were we able to determine whether the Company had accounted for any income to which it may be entitled.

In our opinion, except for the effects of such adjustments, if any, as might have been determined to be necessary had we been able to examine evidence regarding the Coal Catalyst Technology, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Nu Energy Inc. as of March 8, 1999 and the results of its operations and its cash flows for the initial period then ended in conformity with generally accepted accounting principles.




By: /S/ R. O. DILLON

R. O. DILLON - ACCOUNTANT
March 31, 1999

                                 NU ENERGY INC.
                          CONSOLIDATED BALANCE SHEET
                      FOR THE PERIOD FROM JANUARY 1, 1999
                                TO MARCH 8, 1999

                                     ASSETS
Current Assets
       Cash on Hand                                         $293

       Stock Subscription Receivable                     $10,275

Coal Catalyst Technology                             $15,007,500

Patents                                                   $9,266

Incorporation Costs                                         $354
(net of accumulated amortization of $288)

                                                     $15,027,688

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
       Accounts Payable                                 $317,924
       Loan Payable                                      $59,823
           Total Current Liabilities                    $377,747

Stockholders' Equity
       Preferred Stock, $0.001 par value
           20,000,000 Shares Authorized

       Common Stock, $0.001 par value
           80,000,000 Shares Authorized
           9,618,488 Shares Issued and Fully Paid        $12,134

       Accumulated Reserves                          $14,637,807
           Total Stockholders' Equity                $14,649,941
                                                     $15,027,688

The accompanying notes and independent auditor's report are an integral part of these statements.

                                NU ENERGY INC.
                     CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE PERIOD FROM JANUARY 1, 1999
                               TO MARCH 8, 1999

Revenues                                                      $0

Expenses
       Amortization                                          $33
       Bank Service Charges                                  $20
       Consultants                                        $4,210
       Decrease Goodwill on Consolidation                 $1,302
       Salaries                                          $20,000
              Total Expenses                             $25,565
Net Loss                                                ($25,565)

The accompanying notes and independent auditor's report are an integral part of these statements.

                                 NU ENERGY INC.
                 STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
             FOR THE PERIOD FROM JANUARY 1, 1999 TO MARCH 8, 1999

                                 Common Stock

                      Number of      Par Value    Accumulated        Total
                       Shares         $0.001       Reserve
                    __________________________________________________________
Balance at            1,006,670           $97     $14,663,372      $14,663,469
January 1, 1999
  Compensation of
  Consultants
  January 1999 @
  $0.001 per share    1,106,670          $100                      $14,663,569

  Share Issue         6,850,000       $10,275                      $14,673,844
  February 1999 @
  $0.001 per share

  Share Issue         1,301,823        $1,302                      $14,675,146
  CoalCorp Pty.
  Ltd. 1:18
  March 1999 @
  $0.001 per share

  Compensation of       359,995          $360                      $14,675,506
  Directors
  March 1999 @
  $0.001 per share

  Net Loss for                0            $0.00     ($25,565)     $14,649,941
  the period

Totals                9,618,488       $12,134     $14,637,807      $14,649,941

The accompanying notes and independent auditor's report are an integral part of these statements.

                                NU ENERGY INC.
                     CONSOLIDATED STATEMENT OF CASH FLOWS
                     FOR THE PERIOD FROM JANUARY 1, 1999
                               TO MARCH 8, 1999

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss                                           ($25,565)

Adjustments to Reconcile Net
Loss to Net Cash Provided by
       Operating Activities:
               Amortization                             $33
               Shares Issued for Services              $460
               Decrease Goodwill on Consolidation    $1,302

Increase in Accounts Payable                        $23,750

NET CASH USED BY OPERATING ACTIVITIES                  ($20)

CASH FLOWS FROM INVESTING ACTIVITIES

Increase in Stock Subscription Receivable          ($10,275)
NET CASH USED BY INVESTING ACITIVITIES             ($10,275)

CASHFLOWS FROM FINANCING ACTIVITIES

Proceeds from Issuance of Common Stock              $10,275
NET CASH PROVIDED BY FINANCING ACTIVITIES           $10,275

NET INCREASE (DECREASE) IN CASH                        ($20)
CASH AT THE BEGINNING OF THE PERIOD                    $313
CASH AT THE END OF THE PERIOD                          $293
</TABLE)

The accompanying notes and independent auditor's report are an integral part of these statements.


                                 NU ENERGY INC.
                        NOTES TO FINANCIAL STATEMENTS
                     FOR THE PERIOD FROM JANUARY 1, 1999
                                TO MARCH 8, 1999

NOTE ONE - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations and Relationship of the Consolidated Companies

Nu Energy Inc. was incorporated on October 7, 1996 in the State of
Indiana with the intention to locate suitable business ventures to acquire. CoalCorp Pty. Ltd., an Australian corporation, was organized for the purpose of acquiring the exclusive right (license) to develop and market a propriety coal catalyst that was invented, an is currently utilized in The People's Republic of China.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Amortization

Amortization is computed using the straight-line method over a period of five years.

Concentration of Revenue Risk

CoalCorp Pty. Ltd. derives its revenue entirely from the development and marketing of a proprietary coal catalyst technology.

NOTE TWO - DEVELOPMENT STAGE OPERATIONS

The operations of CoalCorp Pty. Ltd. since the date of its inception have consisted primarily of raising capital and acquiring rights to a proprietary technology and the testing and proving of the technology.
The Company's Patent Attorney has applied for a full patent in India and the Company has a current PCT Patent which gives the Company the protection and the right to take out full patents in most countries which are signatories to the Paris and Bonn Conventions.

NOTE THREE - INCOME TAXES

CoalCorp Pty Ltd tax assets relate to a current year net operating loss, therefore a provision for current year federal income taxes has not been recorded. A benefit from income taxes of has not been recorded as the balance of tax assets has been offset by a valuation allowance reserve of an equal amount.


                                 NU ENERGY INC.
                         NOTES TO FINANCIAL STATEMENTS
                      FOR THE PERIOD FROM JANUARY 1, 1999
                                TO MARCH 8, 1999

NOTE FOUR - RELATED PARTY TRANSACTIONS

During the period, the following transactions occurred between Nu Energy
Inc. and related parties:-

Expense                Relationship             Amount
--------------------------------------------------------------
Consultant             Officer/Shareholder      $3,750
Consultant             Officer/Shareholder        $100
Salaries               Directors/Shareholders  $20,000

NOTE FIVE - GOING CONCERN

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles which contemplate continuation of the Company as a going concern.



Exhibit Number             Description

          2.0              Stock Purchase Agreement

          2.1              Stock Exchange Agreement

          3.0              Article of Amendment

          3.1              Article of Incorporation of CoalCorp Pty Ltd

          3.2              By-laws of CoalCorp Pty Ltd

         16.0              Letter from Former Certifying Accountant

         99.0              Consulting Agreement


ITEM 8.  CHANGE IN FISCAL YEAR.

  Not applicable.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     November 26, 1999

                                     Nu Energy Inc.


                                     By: /s/ Gordon N. Subloo
                                        -----------------------------------
                                         Gordon N. Subloo, President and
                                         Chairman of the Board of Directors